SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 10, 2002
                                                          -------------

                          Silicon Valley Research, Inc.
               (Exact name of registrant as specified in charter)


         California                       0-13836                 94-2743735
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File Number)      (IRS Employer
     or incorporation)                                       Identification No.)


         5542 Monterey Road  #217, San Jose, California               95138-1529
--------------------------------------------------------------------------------
(Address of principal executive offices)

Registrant's telephone number, including area code        (408) 223-3456
                                                         -----------------------

          (Former name or former address, if changed since last report)

             6293 San Ignacio Avenue, Suite 201, San Jose, CA 95119


           This Current Report, including exhibits, contains 4 pages.
                     The Exhibit Index is located on page 2.

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

Item 4. Changes in Registrant's Certifying Accountants

On June 10, 2002, Moss Adams LLP resigned as the independent accountants of Silicon Valley Research, Inc. (the "Registrant").

The reports of Moss Adams LLP on the Registrant's consolidated financial statements for the past two fiscal years ended March 31, 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included an explanatory paragraph as to the uncertainty of the Registrant's ability to continue as a going concern.

In connection with its audits of the Registrant's consolidated financial statements for the two fiscal years ended March 31, 2001 and through June 10, 2002, there have been no disagreements with Moss Adams LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Moss Adams LLP would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

During the two years ended March 31, 2001 and through the date of this report, there were no events of the type requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

The Registrant has requested that Moss Adams LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 12, 2002, is filed as Exhibit 16 to this Form 8-K.

The Registrant engaged Bedinger & Company as its new independent accountants as of June 10, 2002. During the fiscal years ended March 31, 2001 and through June 10, 2002, the Registrant has not consulted with Bedinger & Company regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements for the two fiscal years ended March 31, 2002, and either a written report was provided to the Registrant or oral advice was provided that Bedinger & Company concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-K and the related instructions of Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (v) of Regulation S-K.

Item 7.  Exhibits.

         Exhibit No.                       Description
         -----------                       -----------

         16 Letter of Moss Adams LLP to the Securities and Exchange Commission included herein pursuant to the requirements of Item 304 (a) (3) of Regulation S-K.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SILICON VALLEY RESEARCH, INC.



Date:  June 14, 2002                          By:  /s/James O. Benouis.
                                                 ----------------------
                                                   James O. Benouis
                                                   President and Chief Executive
                                                   Officer

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